Corporations Section
P.O.Box 13697
Austin, Texas 78711-3697

Nandita Berry
Secretary of State

Office of the Secretary of State

CERTIFICATE OF FILING
OF

Clixster Mobile Group Inc.
800129213

[formerly: China Media Group Corporation]

The undersigned, as Secretary of State of Texas, hereby certifies that a Certificate of Amendment for the above named entity has been received in this office and has been found to conform to the applicable provisions of law.

ACCORDINGLY, the undersigned, as Secretary of State, and by virtue of the authority vested in the secretary by law, hereby issues this certificate evidencing filing effective on the date shown below.

Dated: 04/03/2014

Effective: 04/03/2014

Nandita Berry

Nandita Berry
Secretary of State